Exhibit 99.2

Investor Supplement
Second Quarter 2016
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 31.

Kemper Corporation
Investor Supplement
Second Quarter 2016

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
For Period Ended
Earned Premiums	$553.7	$546.0	$541.5	$536.7	$500.1	$431.3	$1,099.7	$931.4
Net Investment Income	73.7	67.0	79.4	75.9	76.7	70.6	140.7	147.3
Net Investment Gains (Losses) and Other Income	(0.2)	(1.7)	(3.9)	2.8	32.4	(2.7)	(1.9)	29.7
Total Revenues	$627.2	$611.3	$617.0	$615.4	$609.2	$499.2	$1,238.5	$1,108.4

Consolidated Net Operating Income (Loss) [1]	$4.6	$(0.6)	$4.8	$36.6	$6.7	$21.8	$4.0	$28.5
Income (Loss) from Continuing Operations	$4.1	$(2.2)	$1.3	$38.0	$27.4	$13.5	$1.9	$40.9
Net Income (Loss)	$4.0	$(2.1)	$4.6	$37.9	$29.7	$13.5	$1.9	$43.2

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income (Loss) [1]	$0.09	$(0.01)	$0.09	$0.70	$0.13	$0.42	$0.08	$0.55
Income (Loss) from Continuing Operations	$0.08	$(0.04)	$0.03	$0.73	$0.53	$0.26	$0.04	$0.79
Net Income (Loss)	$0.08	$(0.04)	$0.09	$0.73	$0.57	$0.26	$0.04	$0.83
Diluted:
Consolidated Net Operating Income (Loss) [1]	$0.09	$(0.01)	$0.09	$0.70	$0.13	$0.42	$0.08	$0.55
Income (Loss) from Continuing Operations	$0.08	$(0.04)	$0.03	$0.73	$0.53	$0.26	$0.04	$0.79
Net Income (Loss)	$0.08	$(0.04)	$0.09	$0.73	$0.57	$0.26	$0.04	$0.83

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.48	$0.48

At Period End
Total Assets	$8,305.9	$8,169.7	$8,036.1	$8,075.6	$8,055.1	$7,885.0
Insurance Reserves	$4,293.6	$4,258.8	$4,203.8	$4,180.7	$4,187.2	$4,019.6
Debt	$751.1	$750.9	$750.6	$750.4	$750.2	$750.0
Shareholders’ Equity	$2,105.2	$2,041.1	$1,992.4	$2,024.6	$2,012.3	$2,109.9
Shareholders’ Equity Excluding Goodwill	$1,782.2	$1,718.1	$1,669.4	$1,701.6	$1,693.8	$1,798.1
Common Shares Issued and Outstanding (In Millions)	51.133	51.133	51.327	51.318	51.803	51.826
Book Value Per Share[2]	$41.17	$39.92	$38.82	$39.45	$38.85	$40.71
Book Value Per Share Excluding Goodwill[1,2]	$34.85	$33.60	$32.52	$33.16	$32.70	$34.69
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$34.78	$34.97	$35.13	$35.04	$34.71	$34.64
Debt to Total Capitalization[2]	26.3%	26.9%	27.4%	27.0%	27.2%	26.2%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	2.2%	3.4%	4.2%	7.1%	5.4%	4.4%

[1] Non-GAAP Measure. See page 29 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Revenues:
Earned Premiums	$553.7	$546.0	$541.5	$536.7	$500.1	$431.3	$1,099.7	$931.4
Net Investment Income	73.7	67.0	79.4	75.9	76.7	70.6	140.7	147.3
Other Income	0.6	0.8	1.4	0.8	0.6	0.9	1.4	1.5
Net Realized Gains on Sales of Investments	5.6	6.8	9.4	5.3	34.0	3.4	12.4	37.4
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(6.4)	(9.6)	(14.9)	(3.3)	(2.2)	(7.0)	(16.0)	(9.2)
Portion of Losses Recognized in Other Comprehensive Income	—	0.3	0.2	—	—	—	0.3	—
Net Impairment Losses Recognized in Earnings	(6.4)	(9.3)	(14.7)	(3.3)	(2.2)	(7.0)	(15.7)	(9.2)
Total Revenues	627.2	611.3	617.0	615.4	609.2	499.2	1,238.5	1,108.4
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	436.1	436.2	416.0	378.8	375.1	297.7	872.3	672.8
Insurance Expenses	167.8	159.3	177.0	161.1	162.1	144.9	327.1	307.0
Write-off of Long-lived Asset	—	—	—	—	11.1	—	—	11.1
Loss from Early Extinguishment of Debt	—	—	—	—	—	9.1	—	9.1
Interest and Other Expenses	20.7	22.3	25.6	25.7	26.6	29.7	43.0	56.3
Total Expenses	624.6	617.8	618.6	565.6	574.9	481.4	1,242.4	1,056.3
Income (Loss) from Continuing Operations before Income Taxes	2.6	(6.5)	(1.6)	49.8	34.3	17.8	(3.9)	52.1
Income Tax Benefit (Expense)	1.5	4.3	2.9	(11.8)	(6.9)	(4.3)	5.8	(11.2)
Income (Loss) from Continuing Operations	4.1	(2.2)	1.3	38.0	27.4	13.5	1.9	40.9
Discontinued Operations:
Income from Discontinued Operations before Income Taxes	(0.1)	0.1	5.1	—	3.5	—	—	3.5
Income Tax Expense	—	—	(1.8)	(0.1)	(1.2)	—	—	(1.2)
Income (Loss) from Discontinued Operations	(0.1)	0.1	3.3	(0.1)	2.3	—	—	2.3
Net Income (Loss)	$4.0	$(2.1)	$4.6	$37.9	$29.7	$13.5	$1.9	$43.2
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$0.08	$(0.04)	$0.03	$0.73	$0.53	$0.26	$0.04	$0.79
Diluted	$0.08	$(0.04)	$0.03	$0.73	$0.53	$0.26	$0.04	$0.79
Net Income (Loss) Per Unrestricted Share:
Basic	$0.08	$(0.04)	$0.09	$0.73	$0.57	$0.26	$0.04	$0.83
Diluted	$0.08	$(0.04)	$0.09	$0.73	$0.57	$0.26	$0.04	$0.83
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.48	$0.48
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	51.108	51.192	51.215	51.612	51.728	51.873	51.150	51.801

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Assets:
Investments:
Fixed Maturities at Fair Value	$5,084.3	$4,917.4	$4,852.3	$4,844.9	$4,764.0	$4,803.1
Equity Securities at Fair Value	509.6	501.3	523.2	535.7	562.9	628.6
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	182.7	190.5	190.6	179.4	173.5	168.1
Fair Value Option Investments	134.1	161.9	164.5	166.1	160.0	54.2
Short-term Investments at Cost which Approximates Fair Value	365.2	367.4	255.7	295.9	338.4	357.3
Other Investments	440.8	443.8	443.2	451.0	451.0	450.1
Total Investments	6,716.7	6,582.3	6,429.5	6,473.0	6,449.8	6,461.4
Cash	159.8	160.4	161.7	147.1	93.8	87.7
Receivables from Policyholders	337.2	341.1	332.4	347.9	335.2	293.1
Other Receivables	192.7	193.9	193.2	198.9	267.1	197.0
Deferred Policy Acquisition Costs	321.9	319.3	316.4	325.8	317.5	305.6
Goodwill	323.0	323.0	323.0	323.0	318.5	311.8
Current and Deferred Income Tax Assets	20.9	15.5	41.4	22.3	34.2	10.9
Other Assets	233.7	234.2	238.5	237.6	239.0	217.5
Total Assets	$8,305.9	$8,169.7	$8,036.1	$8,075.6	$8,055.1	$7,885.0
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,376.2	$3,358.4	$3,341.0	$3,327.8	$3,312.8	$3,299.5
Property and Casualty	917.4	900.4	862.8	852.9	874.4	720.1
Total Insurance Reserves	4,293.6	4,258.8	4,203.8	4,180.7	4,187.2	4,019.6
Unearned Premiums	622.6	621.6	613.1	629.4	606.2	530.0
Liabilities for Income Taxes	42.4	10.2	3.8	3.7	3.6	58.2
Debt at Amortized Cost	751.1	750.9	750.6	750.4	750.2	750.0
Accrued Expenses and Other Liabilities	491.0	487.1	472.4	486.8	495.6	417.3
Total Liabilities	6,200.7	6,128.6	6,043.7	6,051.0	6,042.8	5,775.1
Shareholders’ Equity:
Common Stock	5.1	5.1	5.1	5.1	5.2	5.2
Paid-in Capital	654.6	652.6	654.0	651.9	657.1	655.1
Retained Earnings	1,184.4	1,192.7	1,209.0	1,218.6	1,204.7	1,189.3
Accumulated Other Comprehensive Income	261.1	190.7	124.3	149.0	145.3	260.3
Total Shareholders’ Equity	2,105.2	2,041.1	1,992.4	2,024.6	2,012.3	2,109.9
Total Liabilities and Shareholders’ Equity	$8,305.9	$8,169.7	$8,036.1	$8,075.6	$8,055.1	$7,885.0

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Six Months Ended
	Jun 30, 2016	Jun 30, 2015
Operating Activities:
Net Income (Loss)	$1.9	$43.2
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Increase in Deferred Policy Acquisition Costs	(5.5)	(14.2)
Amortization of Intangible Assets Acquired	3.1	4.5
Equity in (Earnings) Losses of Equity Method Limited Liability Investments	1.7	(3.5)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	6.1	1.3
Decrease (Increase) in Value of Fair Value Option Investments Reported in Net Investment Income	2.5	(2.7)
Amortization of Investment Securities and Depreciation of Investment Real Estate	8.5	7.0
Net Realized Gains on Sales of Investments	(12.4)	(37.4)
Net Impairment Losses Recognized in Earnings	15.7	9.2
Loss from Early Extinguishment of Debt	—	9.1
Depreciation of Property and Equipment	7.2	6.5
Write-off of Long-lived Asset	—	11.1
Decrease (Increase) in Receivables	(6.1)	7.9
Increase in Insurance Reserves	89.1	23.3
Increase (Decrease) in Unearned Premiums	9.5	(3.1)
Change in Income Taxes	(16.2)	(27.9)
Increase in Accrued Expenses and Other Liabilities	5.6	27.5
Other, Net	6.2	18.9
Net Cash Provided by Operating Activities (Carryforward to page 7)	116.9	80.7

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Six Months Ended
	Jun 30, 2016	Jun 30, 2015
Net Cash Provided by Operating Activities (Carryforward from page 6)	116.9	80.7
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	263.1	404.0
Purchases of Fixed Maturities	(293.0)	(309.7)
Sales of Equity Securities	75.5	143.4
Purchases of Equity Securities	(51.3)	(103.7)
Return of Investment of Equity Method Limited Liability Investments	19.0	21.0
Acquisitions of Equity Method Limited Liability Investments	(18.9)	(10.5)
Sales of Fair Value Option Investments	27.9	—
Purchases of Fair Value Option Investments	—	(104.0)
Decrease (Increase) in Short-term Investments	(109.5)	22.2
Improvements of Investment Real Estate	(1.3)	(0.8)
Sales of Investment Real Estate	4.3	—
Acquisition of Business, Net of Cash Acquired	—	(57.6)
Increase in Other Investments	(2.0)	(1.4)
Proceeds from Corporate-owned Life Insurance	—	—
Purchase of Corporate-owned Life Insurance	—	—
Acquisition of Software	(3.9)	(5.6)
Other, Net	(1.1)	(1.4)
Net Cash Provided (Used) by Investing Activities	(91.2)	(4.1)
Financing Activities:
Net Proceeds from Issuances of Debt	10.0	288.8
Repayments of Debt	(10.0)	(300.3)
Common Stock Repurchases	(3.8)	(25.2)
Dividends and Dividend Equivalents Paid	(24.5)	(24.8)
Cash Exercise of Stock Options	—	1.9
Other, Net	0.7	0.7
Net Cash Used by Financing Activities	(27.6)	(58.9)
Increase (Decrease) in Cash	(1.9)	17.7
Cash, Beginning of Year	161.7	76.1
Cash, End of Period	$159.8	$93.8

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Book Value Per Share
Numerator
Shareholders’ Equity	$2,105.2	$2,041.1	$1,992.4	$2,024.6	$2,012.3	$2,109.9
Less: Goodwill	(323.0)	(323.0)	(323.0)	(323.0)	(318.5)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,782.2	$1,718.1	$1,669.4	$1,701.6	$1,693.8	$1,798.1
Shareholders’ Equity	$2,105.2	$2,041.1	$1,992.4	$2,024.6	$2,012.3	$2,109.9
Less: Net Unrealized Gains on Fixed Maturities	(327.0)	(253.0)	(189.2)	(226.2)	(214.4)	(314.6)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,778.2	$1,788.1	$1,803.2	$1,798.4	$1,797.9	$1,795.3
Denominator
Common Shares Issued and Outstanding	51.133	51.133	51.327	51.318	51.803	51.826
Book Value Per Share	$41.17	$39.92	$38.82	$39.45	$38.85	$40.71
Book Value Per Share Excluding Goodwill	$34.85	$33.60	$32.52	$33.16	$32.70	$34.69
Book Value Per Share Excluding Unrealized on Fixed Maturities	$34.78	$34.97	$35.13	$35.04	$34.71	$34.64

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$44.4	$70.1	$85.7	$146.5	$113.3	$92.9
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,035.1	$2,036.1	$2,046.0	$2,068.4	$2,091.2	$2,117.7
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	2.2%	3.4%	4.2%	7.1%	5.4%	4.4%

Debt and Total Capitalization
Debt	$751.1	$750.9	$750.6	$750.4	$750.2	$750.0
Shareholders’ Equity	2,105.2	2,041.1	1,992.4	2,024.6	2,012.3	2,109.9
Total Capitalization	$2,856.3	$2,792.0	$2,743.0	$2,775.0	$2,762.5	$2,859.9
Ratio of Debt to Shareholders’ Equity	35.7%	36.8%	37.7%	37.1%	37.3%	35.5%
Ratio of Debt to Total Capitalization	26.3%	26.9%	27.4%	27.0%	27.2%	26.2%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$344.2	$295.7	$341.2	$343.3	$378.8	$290.2
Borrowings Available Under Credit Agreement	225.0	225.0	225.0	225.0	225.0	225.0
Parent Company Liquidity	$569.2	$520.7	$566.2	$568.3	$603.8	$515.2

Capital Returned to Shareholders
Common Stock Repurchased	$—	$3.8	$2.2	$17.6	$1.8	$21.9
Cash Dividends Paid	12.3	12.2	12.4	12.5	12.5	12.3
Total Capital Returned to Shareholders	$12.3	$16.0	$14.6	$30.1	$14.3	$34.2

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Kemper Corporation:
Notes Payable under Revolving Credit Agreement	$—	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due May 15, 2017	359.4	359.3	359.1	358.9	358.8	358.6
4.35% Senior Notes due February 15, 2025	247.6	247.5	247.4	247.4	247.3	247.3
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.1	144.1	144.1	144.1	144.1	144.1
Debt Outstanding	$751.1	$750.9	$750.6	$750.4	$750.2	$750.0

Subsidiary Debt:
Federal Home Loan Bank of Dallas	—	—	—	—	—	—
Federal Home Loan Bank of Chicago	—	—	—	—	—	—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Subordinated Debentures	bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Revenues:
Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$310.3	$303.3	$296.8	$288.5	$252.6	$189.8	$613.6	$442.4
Homeowners	67.6	68.1	70.0	72.1	71.6	72.6	135.7	144.2
Other Personal	11.3	11.3	11.5	11.8	11.7	11.7	22.6	23.4
Total Personal	389.2	382.7	378.3	372.4	335.9	274.1	771.9	610.0
Commercial Automobile	13.4	13.5	13.8	13.7	13.5	13.5	26.9	27.0
Total Earned Premiums	402.6	396.2	392.1	386.1	349.4	287.6	798.8	637.0
Net Investment Income	19.7	11.9	21.6	18.3	18.6	14.8	31.6	33.4
Other Income	0.1	0.2	0.1	0.1	0.1	0.3	0.3	0.4
Total Property & Casualty Insurance	422.4	408.3	413.8	404.5	368.1	302.7	830.7	670.8
Life & Health Insurance:
Earned Premiums:
Life	95.5	94.4	94.6	95.5	96.0	88.0	189.9	184.0
Accident and Health	36.7	36.9	36.2	36.2	35.7	36.8	73.6	72.5
Property	18.9	18.5	18.6	18.9	19.0	18.9	37.4	37.9
Total Earned Premiums	151.1	149.8	149.4	150.6	150.7	143.7	300.9	294.4
Net Investment Income	50.1	55.0	55.2	55.1	53.5	50.4	105.1	103.9
Other Income	0.6	0.6	0.7	0.7	0.2	0.8	1.2	1.0
Total Life & Health Insurance	201.8	205.4	205.3	206.4	204.4	194.9	407.2	399.3
Total Segment Revenues	624.2	613.7	619.1	610.9	572.5	497.6	1,237.9	1,070.1
Net Realized Gains on Sales of Investments	5.6	6.8	9.4	5.3	34.0	3.4	12.4	37.4
Net Impairment Losses Recognized in Earnings	(6.4)	(9.3)	(14.7)	(3.3)	(2.2)	(7.0)	(15.7)	(9.2)
Other	3.8	0.1	3.2	2.5	4.9	5.2	3.9	10.1
Total Revenues	$627.2	$611.3	$617.0	$615.4	$609.2	$499.2	$1,238.5	$1,108.4

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Segment Operating Profit (Loss):
Property & Casualty Insurance	$(17.2)	$(22.8)	$(10.9)	$25.0	$(8.4)	$18.0	$(40.0)	$9.6
Life & Health Insurance	25.3	31.0	27.3	35.4	22.2	24.8	56.3	47.0
Total Segment Operating Profit	8.1	8.2	16.4	60.4	13.8	42.8	16.3	56.6
Corporate and Other Operating Loss	(4.7)	(12.2)	(12.7)	(12.6)	(11.3)	(12.3)	(16.9)	(23.6)
Total Operating Profit (Loss)	3.4	(4.0)	3.7	47.8	2.5	30.5	(0.6)	33.0
Net Realized Gains on Sales of Investments	5.6	6.8	9.4	5.3	34.0	3.4	12.4	37.4
Net Impairment Losses Recognized in Earnings	(6.4)	(9.3)	(14.7)	(3.3)	(2.2)	(7.0)	(15.7)	(9.2)
Loss from Early Extinguishment of Debt	—	—	—	—	—	(9.1)	—	(9.1)
Income (Loss) from Continuing Operations before Income Taxes	$2.6	$(6.5)	$(1.6)	$49.8	$34.3	$17.8	$(3.9)	$52.1
Segment Net Operating Income (Loss):
Property & Casualty Insurance	$(8.9)	$(13.1)	$(5.1)	$21.0	$(2.6)	$13.4	$(22.0)	$10.8
Life & Health Insurance	16.4	20.3	17.8	23.5	14.3	16.1	36.7	30.4
Total Segment Net Operating Income	7.5	7.2	12.7	44.5	11.7	29.5	14.7	41.2
Corporate and Other Net Operating Loss	(2.9)	(7.8)	(7.9)	(7.9)	(5.0)	(7.7)	(10.7)	(12.7)
Consolidated Operating Income (Loss)	4.6	(0.6)	4.8	36.6	6.7	21.8	4.0	28.5
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	3.7	4.4	6.1	3.5	22.1	2.2	8.1	24.3
Net Impairment Losses Recognized in Earnings	(4.2)	(6.0)	(9.6)	(2.1)	(1.4)	(4.6)	(10.2)	(6.0)
Loss from Early Extinguishment of Debt	—	—	—	—	—	(5.9)	—	(5.9)
Income (Loss) from Continuing Operations	$4.1	$(2.2)	$1.3	$38.0	$27.4	$13.5	$1.9	$40.9

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Earned Premiums by Product:
Personal Automobile	$310.3	$303.3	$296.8	$288.5	$252.6	$189.8	$613.6	$442.4
Homeowners	67.6	68.1	70.0	72.1	71.6	72.6	135.7	144.2
Other Personal Property and Casualty Insurance	30.2	29.8	30.1	30.7	30.7	30.6	60.0	61.3
Commercial Automobile	13.4	13.5	13.8	13.7	13.5	13.5	26.9	27.0
Life	95.5	94.4	94.6	95.5	96.0	88.0	189.9	184.0
Accident and Health	36.7	36.9	36.2	36.2	35.7	36.8	73.6	72.5
Total Earned Premiums	$553.7	$546.0	$541.5	$536.7	$500.1	$431.3	$1,099.7	$931.4
Net Investment Income by Segment:
Property & Casualty Insurance:
Equity Method Limited Liability Investments	$2.9	$(3.9)	$4.0	$4.7	$3.0	$0.2	$(1.0)	$3.2
All Other Net Investment Income	16.8	15.8	17.6	13.6	15.6	14.6	32.6	30.2
Net Investment Income	19.7	11.9	21.6	18.3	18.6	14.8	31.6	33.4
Life & Health Insurance:
Equity Method Limited Liability Investments	(0.5)	0.1	2.5	3.0	0.9	(1.0)	(0.4)	(0.1)
All Other Net Investment Income	50.6	54.9	52.7	52.1	52.6	51.4	105.5	104.0
Net Investment Income	50.1	55.0	55.2	55.1	53.5	50.4	105.1	103.9
Total Segment Net Investment Income	69.8	66.9	76.8	73.4	72.1	65.2	136.7	137.3
Unallocated Net Investment Income:
Equity Method Limited Liability Investments	0.4	(0.5)	0.7	0.6	0.3	0.1	(0.1)	0.4
All Other Net Investment Income	3.5	0.6	1.9	1.9	4.3	5.3	4.1	9.6
Unallocated Net Investment Income	3.9	0.1	2.6	2.5	4.6	5.4	4.0	10.0
Net Investment Income	$73.7	$67.0	$79.4	$75.9	$76.7	$70.6	$140.7	$147.3

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Six Months Ended Jun 30, 2016
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	23	$21.4	20	$3.2	23	$23.8
$5 - $10	2	12.3	—	—	2	12.6
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	1	23.5	—	—	1	24.0
Greater Than $25	1	29.4	—	—	1	29.4
Total	27	$86.6	20	$3.2	27	$89.8

	Six Months Ended Jun 30, 2015
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	23	$29.6	15	$1.8	23	$30.6
$5 - $10	2	16.1	—	—	2	16.9
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—
Total	25	$45.7	15	$1.8	25	$47.5

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Net Premiums Written	$404.7	$403.4	$374.7	$403.6	$348.2	$279.7	$808.1	$627.9

Earned Premiums	402.6	396.2	392.1	386.1	349.4	287.6	798.8	637.0
Net Investment Income	19.7	11.9	21.6	18.3	18.6	14.8	31.6	33.4
Other Income	0.1	0.2	0.1	0.1	0.1	0.3	0.3	0.4
Total Revenues	422.4	408.3	413.8	404.5	368.1	302.7	830.7	670.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	309.2	297.4	307.4	283.2	245.5	198.5	606.6	444.0
Catastrophe Losses and LAE	49.1	37.5	14.1	4.7	35.4	10.3	86.6	45.7
Prior Years:
Non-catastrophe Losses and LAE	(9.1)	4.7	2.3	(0.9)	(1.4)	(5.0)	(4.4)	(6.4)
Catastrophe Losses and LAE	(9.6)	(2.7)	(1.4)	(1.9)	(2.4)	(2.2)	(12.3)	(4.6)
Total Incurred Losses and LAE	339.6	336.9	322.4	285.1	277.1	201.6	676.5	478.7
Insurance Expenses, Excluding Write-off of Long-lived Asset	100.0	94.2	102.3	94.4	88.3	83.1	194.2	171.4
Write-off of Long-lived Asset[2]	—	—	—	—	11.1	—	—	11.1
Operating Profit (Loss)	(17.2)	(22.8)	(10.9)	25.0	(8.4)	18.0	(40.0)	9.6
Income Tax Benefit (Expense)	8.3	9.7	5.8	(4.0)	5.8	(4.6)	18.0	1.2
Segment Net Operating Income (Loss)	$(8.9)	$(13.1)	$(5.1)	$21.0	$(2.6)	$13.4	$(22.0)	$10.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	76.9%	75.0%	78.4%	73.3%	70.3%	69.0%	76.0%	69.6%
Current Year Catastrophe Losses and LAE Ratio	12.2	9.5	3.6	1.2	10.1	3.6	10.8	7.2
Prior Years Non-catastrophe Losses and LAE Ratio	(2.3)	1.2	0.6	(0.2)	(0.4)	(1.7)	(0.6)	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	(2.4)	(0.7)	(0.4)	(0.5)	(0.7)	(0.8)	(1.5)	(0.7)
Total Incurred Loss and LAE Ratio	84.4	85.0	82.2	73.8	79.3	70.1	84.7	75.1
Insurance Expense Ratio, Excluding Write-off of Long-lived Asset	24.8	23.8	26.1	24.4	25.3	28.9	24.3	26.9
Impact on Ratio from Write-off of Long-lived Asset	—	—	—	—	3.2	—	—	1.7
Combined Ratio	109.2%	108.8%	108.3%	98.2%	107.8%	99.0%	109.0%	103.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	76.9%	75.0%	78.4%	73.3%	70.3%	69.0%	76.0%	69.6%
Insurance Expense Ratio, Excluding write-off of Long-lived Asset	24.8	23.8	26.1	24.4	25.3	28.9	24.3	26.9
Impact on Ratio from Write-off of Long-lived Asset	—	—	—	—	3.2	—	—	1.7
Underlying Combined Ratio	101.7%	98.8%	104.5%	97.7%	98.8%	97.9%	100.3%	98.2%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	101.7%	98.8%	104.5%	97.7%	98.8%	97.9%	100.3%	98.2%
Current Year Catastrophe Losses and LAE Ratio	12.2	9.5	3.6	1.2	10.1	3.6	10.8	7.2
Prior Years Non-catastrophe Losses and LAE Ratio	(2.3)	1.2	0.6	(0.2)	(0.4)	(1.7)	(0.6)	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	(2.4)	(0.7)	(0.4)	(0.5)	(0.7)	(0.8)	(1.5)	(0.7)
Combined Ratio as Reported	109.2%	108.8%	108.3%	98.2%	107.8%	99.0%	109.0%	103.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

[2] The Write-off of Long-lived Asset has not been allocated to product lines. Accordingly, Results of Operations and Selected Financial Information presented on pages 16 to 22 of this Investor Supplement exclude the write-off.

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Insurance Reserves:
Automobile	$709.6	$678.8	$656.3	$630.2	$631.8	$483.4
Homeowners	105.9	115.4	98.9	103.1	119.4	108.1
Other Personal	44.1	46.1	45.3	50.0	50.3	48.5
Insurance Reserves	$859.6	$840.3	$800.5	$783.3	$801.5	$640.0
Insurance Reserves:
Loss Reserves:
Case	$589.1	$563.3	$537.1	$532.1	$540.5	$426.8
Incurred but Not Reported	150.1	157.9	147.6	135.9	142.8	124.1
Total Loss Reserves	739.2	721.2	684.7	668.0	683.3	550.9
LAE Reserves	120.4	119.1	115.8	115.3	118.2	89.1
Insurance Reserves	$859.6	$840.3	$800.5	$783.3	$801.5	$640.0

Kemper Corporation Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Net Premiums Written	$109.8	$99.7	$102.4	$113.4	$112.2	$106.5	$209.5	$218.7

Earned Premiums	$105.3	$106.1	$109.0	$111.6	$113.4	$115.9	$211.4	$229.3
Net Investment Income	5.7	3.4	6.8	6.2	6.7	5.6	9.1	12.3
Other Income	—	—	—	—	—	0.2	—	0.2
Total Revenues	111.0	109.5	115.8	117.8	120.1	121.7	220.5	241.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	75.0	73.3	83.1	76.5	78.1	81.8	148.3	159.9
Catastrophe Losses and LAE	5.2	4.9	0.4	0.1	2.3	0.2	10.1	2.5
Prior Years:
Non-catastrophe Losses and LAE	(0.7)	1.9	(1.1)	(2.7)	(4.0)	(7.2)	1.2	(11.2)
Catastrophe Losses and LAE	(0.1)	(0.2)	0.1	(0.1)	(0.1)	(0.1)	(0.3)	(0.2)
Total Incurred Losses and LAE	79.4	79.9	82.5	73.8	76.3	74.7	159.3	151.0
Insurance Expenses	32.3	32.0	32.6	33.6	33.1	34.4	64.3	67.5
Operating Profit (Loss)	(0.7)	(2.4)	0.7	10.4	10.7	12.6	(3.1)	23.3
Income Tax Benefit (Expense)	0.8	1.4	0.3	(3.1)	(2.9)	(3.7)	2.2	(6.6)
Total Product Line Net Operating Income (Loss)	$0.1	$(1.0)	$1.0	$7.3	$7.8	$8.9	$(0.9)	$16.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	71.3%	69.1%	76.2%	68.5%	68.9%	70.6%	70.1%	69.8%
Current Year Catastrophe Losses and LAE Ratio	4.9	4.6	0.4	0.1	2.0	0.2	4.8	1.1
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	1.8	(1.0)	(2.4)	(3.5)	(6.2)	0.6	(4.9)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.2)	0.1	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Total Incurred Loss and LAE Ratio	75.4	75.3	75.7	66.1	67.3	64.5	75.4	65.9
Insurance Expense Ratio	30.7	30.2	29.9	30.1	29.2	29.7	30.4	29.4
Combined Ratio	106.1%	105.5%	105.6%	96.2%	96.5%	94.2%	105.8%	95.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	71.3%	69.1%	76.2%	68.5%	68.9%	70.6%	70.1%	69.8%
Insurance Expense Ratio	30.7	30.2	29.9	30.1	29.2	29.7	30.4	29.4
Underlying Combined Ratio	102.0%	99.3%	106.1%	98.6%	98.1%	100.3%	100.5%	99.2%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	102.0%	99.3%	106.1%	98.6%	98.1%	100.3%	100.5%	99.2%
Current Year Catastrophe Losses and LAE Ratio	4.9	4.6	0.4	0.1	2.0	0.2	4.8	1.1
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	1.8	(1.0)	(2.4)	(3.5)	(6.2)	0.6	(4.9)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.2)	0.1	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Combined Ratio as Reported	106.1%	105.5%	105.6%	96.2%	96.5%	94.2%	105.8%	95.3%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Non-standard Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Net Premiums Written	$197.6	$219.5	$185.8	$189.3	$135.3	$85.6	$417.1	$220.9

Earned Premiums	$205.0	$197.2	$187.8	$176.9	$139.2	$73.9	$402.2	$213.1
Net Investment Income	5.8	4.0	5.8	4.4	3.8	2.6	9.8	6.4
Other Income	0.1	0.1	0.1	0.1	0.1	0.1	0.2	0.2
Total Revenues	210.9	201.3	193.7	181.4	143.1	76.6	412.2	219.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	187.0	173.3	174.3	151.4	115.9	59.3	360.3	175.2
Catastrophe Losses and LAE	2.3	1.7	0.5	—	3.0	0.2	4.0	3.2
Prior Years:
Non-catastrophe Losses and LAE	(3.1)	7.9	4.8	3.6	2.9	2.2	4.8	5.1
Catastrophe Losses and LAE	—	—	—	—	(0.1)	—	—	(0.1)
Total Incurred Losses and LAE	186.2	182.9	179.6	155.0	121.7	61.7	369.1	183.4
Insurance Expenses	39.6	34.7	40.2	31.2	25.5	18.5	74.3	44.0
Operating Loss	(14.9)	(16.3)	(26.1)	(4.8)	(4.1)	(3.6)	(31.2)	(7.7)
Income Tax Benefit	6.1	6.2	9.8	5.1	2.5	1.5	12.3	4.0
Total Product Line Net Operating Income (Loss)	$(8.8)	$(10.1)	$(16.3)	$0.3	$(1.6)	$(2.1)	$(18.9)	$(3.7)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	91.2%	87.8%	92.7%	85.6%	83.2%	80.2%	89.6%	82.2%
Current Year Catastrophe Losses and LAE Ratio	1.1	0.9	0.3	—	2.2	0.3	1.0	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	(1.5)	4.0	2.6	2.0	2.1	3.0	1.2	2.4
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	(0.1)	—	—	—
Total Incurred Loss and LAE Ratio	90.8	92.7	95.6	87.6	87.4	83.5	91.8	86.1
Insurance Expense Ratio	19.3	17.6	21.4	17.6	18.3	25.0	18.5	20.6
Combined Ratio	110.1%	110.3%	117.0%	105.2%	105.7%	108.5%	110.3%	106.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	91.2%	87.8%	92.7%	85.6%	83.2%	80.2%	89.6%	82.2%
Insurance Expense Ratio	19.3	17.6	21.4	17.6	18.3	25.0	18.5	20.6
Underlying Combined Ratio	110.5%	105.4%	114.1%	103.2%	101.5%	105.2%	108.1%	102.8%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	110.5%	105.4%	114.1%	103.2%	101.5%	105.2%	108.1%	102.8%
Current Year Catastrophe Losses and LAE Ratio	1.1	0.9	0.3	—	2.2	0.3	1.0	1.5
Prior Years Non-catastrophe Losses and LAE Ratio	(1.5)	4.0	2.6	2.0	2.1	3.0	1.2	2.4
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	(0.1)	—	—	—
Combined Ratio as Reported	110.1%	110.3%	117.0%	105.2%	105.7%	108.5%	110.3%	106.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Net Premiums Written	$307.4	$319.2	$288.2	$302.7	$247.5	$192.1	$626.6	$439.6

Earned Premiums	$310.3	$303.3	$296.8	$288.5	$252.6	$189.8	$613.6	$442.4
Net Investment Income	11.5	7.4	12.6	10.6	10.5	8.2	18.9	18.7
Other Income	0.1	0.1	0.1	0.1	0.1	0.3	0.2	0.4
Total Revenues	321.9	310.8	309.5	299.2	263.2	198.3	632.7	461.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	262.0	246.6	257.4	227.9	194.0	141.1	508.6	335.1
Catastrophe Losses and LAE	7.5	6.6	0.9	0.1	5.3	0.4	14.1	5.7
Prior Years:
Non-catastrophe Losses and LAE	(3.8)	9.8	3.7	0.9	(1.1)	(5.0)	6.0	(6.1)
Catastrophe Losses and LAE	(0.1)	(0.2)	0.1	(0.1)	(0.2)	(0.1)	(0.3)	(0.3)
Total Incurred Losses and LAE	265.6	262.8	262.1	228.8	198.0	136.4	528.4	334.4
Insurance Expenses	71.9	66.7	72.8	64.8	58.6	52.9	138.6	111.5
Operating Profit (Loss)	(15.6)	(18.7)	(25.4)	5.6	6.6	9.0	(34.3)	15.6
Income Tax Benefit (Expense)	6.9	7.6	10.1	2.0	(0.4)	(2.2)	14.5	(2.6)
Total Product Line Net Operating Income (Loss)	$(8.7)	$(11.1)	$(15.3)	$7.6	$6.2	$6.8	$(19.8)	$13.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	84.4%	81.3%	86.8%	79.0%	76.8%	74.4%	82.8%	75.8%
Current Year Catastrophe Losses and LAE Ratio	2.4	2.2	0.3	—	2.1	0.2	2.3	1.3
Prior Years Non-catastrophe Losses and LAE Ratio	(1.2)	3.2	1.2	0.3	(0.4)	(2.6)	1.0	(1.4)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	(0.1)	(0.1)	—	(0.1)
Total Incurred Loss and LAE Ratio	85.6	86.6	88.3	79.3	78.4	71.9	86.1	75.6
Insurance Expense Ratio	23.2	22.0	24.5	22.5	23.2	27.9	22.6	25.2
Combined Ratio	108.8%	108.6%	112.8%	101.8%	101.6%	99.8%	108.7%	100.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	84.4%	81.3%	86.8%	79.0%	76.8%	74.4%	82.8%	75.8%
Insurance Expense Ratio	23.2	22.0	24.5	22.5	23.2	27.9	22.6	25.2
Underlying Combined Ratio	107.6%	103.3%	111.3%	101.5%	100.0%	102.3%	105.4%	101.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	107.6%	103.3%	111.3%	101.5%	100.0%	102.3%	105.4%	101.0%
Current Year Catastrophe Losses and LAE Ratio	2.4	2.2	0.3	—	2.1	0.2	2.3	1.3
Prior Years Non-catastrophe Losses and LAE Ratio	(1.2)	3.2	1.2	0.3	(0.4)	(2.6)	1.0	(1.4)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	(0.1)	(0.1)	—	(0.1)
Combined Ratio as Reported	108.8%	108.6%	112.8%	101.8%	101.6%	99.8%	108.7%	100.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Net Premiums Written	$13.3	$14.2	$12.1	$13.5	$14.5	$14.0	$27.5	$28.5

Earned Premiums	$13.4	$13.5	$13.8	$13.7	$13.5	$13.5	$26.9	$27.0
Net Investment Income	1.2	0.7	1.4	1.2	1.1	1.0	1.9	2.1
Other Income	—	0.1	—	—	—	—	0.1	—
Total Revenues	14.6	14.3	15.2	14.9	14.6	14.5	28.9	29.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	10.5	10.9	11.6	13.3	10.0	10.8	21.4	20.8
Catastrophe Losses and LAE	0.4	0.1	—	—	0.2	—	0.5	0.2
Prior Years:
Non-catastrophe Losses and LAE	(1.7)	(2.4)	1.1	1.5	(0.6)	(0.2)	(4.1)	(0.8)
Catastrophe Losses and LAE	—	—	—	—	—	—	—	—
Total Incurred Losses and LAE	9.2	8.6	12.7	14.8	9.6	10.6	17.8	20.2
Insurance Expenses	3.6	3.1	3.6	3.7	3.6	3.8	6.7	7.4
Operating Profit (Loss)	1.8	2.6	(1.1)	(3.6)	1.4	0.1	4.4	1.5
Income Tax Benefit (Expense)	(0.5)	(0.8)	0.5	1.3	(0.4)	0.1	(1.3)	(0.3)
Total Product Line Net Operating Income (Loss)	$1.3	$1.8	$(0.6)	$(2.3)	$1.0	$0.2	$3.1	$1.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.4%	80.8%	84.0%	97.1%	74.0%	80.0%	79.5%	77.1%
Current Year Catastrophe Losses and LAE Ratio	3.0	0.7	—	—	1.5	—	1.9	0.7
Prior Years Non-catastrophe Losses and LAE Ratio	(12.7)	(17.8)	8.0	10.9	(4.4)	(1.5)	(15.2)	(3.0)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	68.7	63.7	92.0	108.0	71.1	78.5	66.2	74.8
Insurance Expense Ratio	26.9	23.0	26.1	27.0	26.7	28.1	24.9	27.4
Combined Ratio	95.6%	86.7%	118.1%	135.0%	97.8%	106.6%	91.1%	102.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	78.4%	80.8%	84.0%	97.1%	74.0%	80.0%	79.5%	77.1%
Insurance Expense Ratio	26.9	23.0	26.1	27.0	26.7	28.1	24.9	27.4
Underlying Combined Ratio	105.3%	103.8%	110.1%	124.1%	100.7%	108.1%	104.4%	104.5%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	105.3%	103.8%	110.1%	124.1%	100.7%	108.1%	104.4%	104.5%
Current Year Catastrophe Losses and LAE Ratio	3.0	0.7	—	—	1.5	—	1.9	0.7
Prior Years Non-catastrophe Losses and LAE Ratio	(12.7)	(17.8)	8.0	10.9	(4.4)	(1.5)	(15.2)	(3.0)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Combined Ratio as Reported	95.6%	86.7%	118.1%	135.0%	97.8%	106.6%	91.1%	102.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Net Premiums Written	$320.7	$333.4	$300.3	$316.2	$262.0	$206.1	$654.1	$468.1

Earned Premiums	$323.7	$316.8	$310.6	$302.2	$266.1	$203.3	$640.5	$469.4
Net Investment Income	12.7	8.1	14.0	11.8	11.6	9.2	20.8	20.8
Other Income	0.1	0.2	0.1	0.1	0.1	0.3	0.3	0.4
Total Revenues	336.5	325.1	324.7	314.1	277.8	212.8	661.6	490.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	272.5	257.5	269.0	241.2	204.0	151.9	530.0	355.9
Catastrophe Losses and LAE	7.9	6.7	0.9	0.1	5.5	0.4	14.6	5.9
Prior Years:
Non-catastrophe Losses and LAE	(5.5)	7.4	4.8	2.4	(1.7)	(5.2)	1.9	(6.9)
Catastrophe Losses and LAE	(0.1)	(0.2)	0.1	(0.1)	(0.2)	(0.1)	(0.3)	(0.3)
Total Incurred Losses and LAE	274.8	271.4	274.8	243.6	207.6	147.0	546.2	354.6
Insurance Expenses	75.5	69.8	76.4	68.5	62.2	56.7	145.3	118.9
Operating Profit (Loss)	(13.8)	(16.1)	(26.5)	2.0	8.0	9.1	(29.9)	17.1
Income Tax Benefit (Expense)	6.4	6.8	10.6	3.3	(0.8)	(2.1)	13.2	(2.9)
Total Product Line Net Operating Income (Loss)	$(7.4)	$(9.3)	$(15.9)	$5.3	$7.2	$7.0	$(16.7)	$14.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	84.2%	81.4%	86.7%	79.8%	76.6%	74.7%	82.7%	75.8%
Current Year Catastrophe Losses and LAE Ratio	2.4	2.1	0.3	—	2.1	0.2	2.3	1.3
Prior Years Non-catastrophe Losses and LAE Ratio	(1.7)	2.3	1.5	0.8	(0.6)	(2.6)	0.3	(1.5)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	(0.1)	—	—	(0.1)
Total Incurred Loss and LAE Ratio	84.9	85.7	88.5	80.6	78.0	72.3	85.3	75.5
Insurance Expense Ratio	23.3	22.0	24.6	22.7	23.4	27.9	22.7	25.3
Combined Ratio	108.2%	107.7%	113.1%	103.3%	101.4%	100.2%	108.0%	100.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	84.2%	81.4%	86.7%	79.8%	76.6%	74.7%	82.7%	75.8%
Insurance Expense Ratio	23.3	22.0	24.6	22.7	23.4	27.9	22.7	25.3
Underlying Combined Ratio	107.5%	103.4%	111.3%	102.5%	100.0%	102.6%	105.4%	101.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	107.5%	103.4%	111.3%	102.5%	100.0%	102.6%	105.4%	101.1%
Current Year Catastrophe Losses and LAE Ratio	2.4	2.1	0.3	—	2.1	0.2	2.3	1.3
Prior Years Non-catastrophe Losses and LAE Ratio	(1.7)	2.3	1.5	0.8	(0.6)	(2.6)	0.3	(1.5)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	(0.1)	—	—	(0.1)
Combined Ratio as Reported	108.2%	107.7%	113.1%	103.3%	101.4%	100.2%	108.0%	100.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Net Premiums Written	$72.2	$59.9	$63.5	$75.2	$74.2	$63.1	$132.1	$137.3

Earned Premiums	$67.6	$68.1	$70.0	$72.1	$71.6	$72.6	$135.7	$144.2
Net Investment Income	5.9	3.2	6.3	5.5	5.9	4.8	9.1	10.7
Other Income	—	—	—	—	—	—	—	—
Total Revenues	73.5	71.3	76.3	77.6	77.5	77.4	144.8	154.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	30.9	35.2	32.5	36.3	36.5	39.8	66.1	76.3
Catastrophe Losses and LAE	40.0	29.9	12.6	4.8	28.4	9.6	69.9	38.0
Prior Years:
Non-catastrophe Losses and LAE	(0.5)	(2.7)	(0.5)	(2.5)	0.1	(0.4)	(3.2)	(0.3)
Catastrophe Losses and LAE	(8.4)	(2.4)	(1.5)	(1.7)	(2.1)	(2.2)	(10.8)	(4.3)
Total Incurred Losses and LAE	62.0	60.0	43.1	36.9	62.9	46.8	122.0	109.7
Insurance Expenses	21.4	21.3	22.3	22.4	22.9	23.0	42.7	45.9
Operating Profit (Loss)	(9.9)	(10.0)	10.9	18.3	(8.3)	7.6	(19.9)	(0.7)
Income Tax Benefit (Expense)	4.1	4.0	(3.3)	(5.8)	3.6	(2.1)	8.1	1.5
Total Product Line Net Operating Income (Loss)	$(5.8)	$(6.0)	$7.6	$12.5	$(4.7)	$5.5	$(11.8)	$0.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	45.6%	51.7%	46.4%	50.4%	50.9%	54.9%	48.8%	52.9%
Current Year Catastrophe Losses and LAE Ratio	59.2	43.9	18.0	6.7	39.7	13.2	51.5	26.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(4.0)	(0.7)	(3.5)	0.1	(0.6)	(2.4)	(0.2)
Prior Years Catastrophe Losses and LAE Ratio	(12.4)	(3.5)	(2.1)	(2.4)	(2.9)	(3.0)	(8.0)	(3.0)
Total Incurred Loss and LAE Ratio	91.7	88.1	61.6	51.2	87.8	64.5	89.9	76.1
Insurance Expense Ratio	31.7	31.3	31.9	31.1	32.0	31.7	31.5	31.8
Combined Ratio	123.4%	119.4%	93.5%	82.3%	119.8%	96.2%	121.4%	107.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	45.6%	51.7%	46.4%	50.4%	50.9%	54.9%	48.8%	52.9%
Insurance Expense Ratio	31.7	31.3	31.9	31.1	32.0	31.7	31.5	31.8
Underlying Combined Ratio	77.3%	83.0%	78.3%	81.5%	82.9%	86.6%	80.3%	84.7%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	77.3%	83.0%	78.3%	81.5%	82.9%	86.6%	80.3%	84.7%
Current Year Catastrophe Losses and LAE Ratio	59.2	43.9	18.0	6.7	39.7	13.2	51.5	26.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(4.0)	(0.7)	(3.5)	0.1	(0.6)	(2.4)	(0.2)
Prior Years Catastrophe Losses and LAE Ratio	(12.4)	(3.5)	(2.1)	(2.4)	(2.9)	(3.0)	(8.0)	(3.0)
Combined Ratio as Reported	123.4%	119.4%	93.5%	82.3%	119.8%	96.2%	121.4%	107.9%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Other Personal Lines - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Net Premiums Written	$11.8	$10.1	$10.9	$12.2	$12.0	$10.5	$21.9	$22.5

Earned Premiums	$11.3	$11.3	$11.5	$11.8	$11.7	$11.7	$22.6	$23.4
Net Investment Income	1.1	0.6	1.3	1.0	1.1	0.8	1.7	1.9
Other Income	—	—	—	—	—	—	—	—
Total Revenues	12.4	11.9	12.8	12.8	12.8	12.5	24.3	25.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.8	4.7	5.9	5.7	5.0	6.8	10.5	11.8
Catastrophe Losses and LAE	1.2	0.9	0.6	(0.2)	1.5	0.3	2.1	1.8
Prior Years:
Non-catastrophe Losses and LAE	(3.1)	—	(2.0)	(0.8)	0.2	0.6	(3.1)	0.8
Catastrophe Losses and LAE	(1.1)	(0.1)	—	(0.1)	(0.1)	0.1	(1.2)	—
Total Incurred Losses and LAE	2.8	5.5	4.5	4.6	6.6	7.8	8.3	14.4
Insurance Expenses	3.1	3.1	3.6	3.5	3.2	3.4	6.2	6.6
Operating Profit	6.5	3.3	4.7	4.7	3.0	1.3	9.8	4.3
Income Tax Expense	(2.2)	(1.1)	(1.5)	(1.5)	(0.9)	(0.4)	(3.3)	(1.3)
Total Product Line Net Operating Income	$4.3	$2.2	$3.2	$3.2	$2.1	$0.9	$6.5	$3.0
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	51.3%	41.6%	51.3%	48.3%	42.8%	58.1%	46.4%	50.4%
Current Year Catastrophe Losses and LAE Ratio	10.6	8.0	5.2	(1.7)	12.8	2.6	9.3	7.7
Prior Years Non-catastrophe Losses and LAE Ratio	(27.4)	—	(17.4)	(6.8)	1.7	5.1	(13.7)	3.4
Prior Years Catastrophe Losses and LAE Ratio	(9.7)	(0.9)	—	(0.8)	(0.9)	0.9	(5.3)	—
Total Incurred Loss and LAE Ratio	24.8	48.7	39.1	39.0	56.4	66.7	36.7	61.5
Insurance Expense Ratio	27.4	27.4	31.3	29.7	27.4	29.1	27.4	28.2
Combined Ratio	52.2%	76.1%	70.4%	68.7%	83.8%	95.8%	64.1%	89.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	51.3%	41.6%	51.3%	48.3%	42.8%	58.1%	46.4%	50.4%
Insurance Expense Ratio	27.4	27.4	31.3	29.7	27.4	29.1	27.4	28.2
Underlying Combined Ratio	78.7%	69.0%	82.6%	78.0%	70.2%	87.2%	73.8%	78.6%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	78.7%	69.0%	82.6%	78.0%	70.2%	87.2%	73.8%	78.6%
Current Year Catastrophe Losses and LAE Ratio	10.6	8.0	5.2	(1.7)	12.8	2.6	9.3	7.7
Prior Years Non-catastrophe Losses and LAE Ratio	(27.4)	—	(17.4)	(6.8)	1.7	5.1	(13.7)	3.4
Prior Years Catastrophe Losses and LAE Ratio	(9.7)	(0.9)	—	(0.8)	(0.9)	0.9	(5.3)	—
Combined Ratio as Reported	52.2%	76.1%	70.4%	68.7%	83.8%	95.8%	64.1%	89.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Earned Premiums	$151.1	$149.8	$149.4	$150.6	$150.7	$143.7	$300.9	$294.4
Net Investment Income	50.1	55.0	55.2	55.1	53.5	50.4	105.1	103.9
Other Income	0.6	0.6	0.7	0.7	0.2	0.8	1.2	1.0
Total Revenues	201.8	205.4	205.3	206.4	204.4	194.9	407.2	399.3
Policyholders’ Benefits and Incurred Losses and LAE	96.5	99.3	93.5	93.7	98.0	96.1	195.8	194.1
Insurance Expenses	80.0	75.1	84.5	77.3	84.2	74.0	155.1	158.2
Operating Profit	25.3	31.0	27.3	35.4	22.2	24.8	56.3	47.0
Income Tax Expense	(8.9)	(10.7)	(9.5)	(11.9)	(7.9)	(8.7)	(19.6)	(16.6)
Segment Net Operating Income	$16.4	$20.3	$17.8	$23.5	$14.3	$16.1	$36.7	$30.4

	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
Insurance Reserves:
Future Policyholder Benefits	$3,310.3	$3,294.4	$3,278.4	$3,267.3	$3,255.7	$3,238.9
Incurred Losses and LAE Reserves:
Life	43.8	42.1	41.2	39.4	37.5	40.2
Accident and Health	22.1	21.9	21.4	21.1	19.6	20.4
Property	5.4	6.0	5.2	4.4	5.2	3.7
Total Incurred Losses and LAE Reserves	71.3	70.0	67.8	64.9	62.3	64.3
Insurance Reserves	$3,381.6	$3,364.4	$3,346.2	$3,332.2	$3,318.0	$3,303.2

Kemper Corporation Life & Health Insurance Segment Life Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Earned Premiums	$95.5	$94.4	$94.6	$95.5	$96.0	$88.0	$189.9	$184.0
Net Investment Income	48.4	53.5	53.4	53.3	51.7	48.8	101.9	100.5
Other Income	0.5	0.5	0.5	0.6	0.1	0.7	1.0	0.8
Total Revenues	144.4	148.4	148.5	149.4	147.8	137.5	292.8	285.3
Policyholders’ Benefits and Incurred Losses and LAE	70.5	71.3	66.3	66.2	70.6	71.8	141.8	142.4
Insurance Expenses	53.2	50.1	60.4	52.8	59.6	48.9	103.3	108.5
Operating Profit	20.7	27.0	21.8	30.4	17.6	16.8	47.7	34.4
Income Tax Expense	(7.3)	(9.4)	(7.6)	(10.2)	(6.4)	(5.9)	(16.7)	(12.3)
Total Product Line Operating Income	$13.4	$17.6	$14.2	$20.2	$11.2	$10.9	$31.0	$22.1

Kemper Corporation Life & Health Insurance Segment Accident & Health Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Earned Premiums	$36.7	$36.9	$36.2	$36.2	$35.7	$36.8	$73.6	$72.5
Net Investment Income	1.3	1.3	1.4	1.4	1.4	1.3	2.6	2.7
Other Income	0.1	0.1	0.2	0.1	0.1	0.1	0.2	0.2
Total Revenues	38.1	38.3	37.8	37.7	37.2	38.2	76.4	75.4
Policyholders’ Benefits and Incurred Losses and LAE	20.3	20.5	20.1	21.2	20.4	19.1	40.8	39.5
Insurance Expenses	17.1	16.8	15.9	15.8	15.3	16.8	33.9	32.1
Operating Profit	0.7	1.0	1.8	0.7	1.5	2.3	1.7	3.8
Income Tax Expense	(0.3)	(0.3)	(0.6)	(0.3)	(0.5)	(0.8)	(0.6)	(1.3)
Total Product Line Net Operating Income	$0.4	$0.7	$1.2	$0.4	$1.0	$1.5	$1.1	$2.5

Kemper Corporation Life & Health Insurance Segment Property Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Results of Operations
Earned Premiums	$18.9	$18.5	$18.6	$18.9	$19.0	$18.9	$37.4	$37.9
Net Investment Income	0.4	0.2	0.4	0.4	0.4	0.3	0.6	0.7
Other Income	—	—	—	—	—	—	—	—
Total Revenues	19.3	18.7	19.0	19.3	19.4	19.2	38.0	38.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	4.6	5.2	4.8	5.8	4.5	5.3	9.8	9.8
Catastrophe Losses and LAE	1.6	1.6	1.9	0.1	1.7	0.1	3.2	1.8
Prior Years:
Non-catastrophe Losses and LAE	(0.1)	0.4	0.2	0.5	0.7	(0.1)	0.3	0.6
Catastrophe Losses and LAE	(0.4)	0.3	0.2	(0.1)	0.1	(0.1)	(0.1)	—
Total Incurred Losses and LAE	5.7	7.5	7.1	6.3	7.0	5.2	13.2	12.2
Insurance Expenses	9.7	8.2	8.2	8.7	9.3	8.3	17.9	17.6
Operating Profit	3.9	3.0	3.7	4.3	3.1	5.7	6.9	8.8
Income Tax Expense	(1.3)	(1.0)	(1.3)	(1.4)	(1.0)	(2.0)	(2.3)	(3.0)
Total Product Line Net Operating Income	$2.6	$2.0	$2.4	$2.9	$2.1	$3.7	$4.6	$5.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	24.3%	28.1%	25.8%	30.7%	23.7%	28.0%	26.2%	25.9%
Current Year Catastrophe Losses and LAE Ratio	8.5	8.6	10.2	0.5	8.9	0.5	8.6	4.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.5)	2.2	1.1	2.6	3.7	(0.5)	0.8	1.6
Prior Years Catastrophe Losses and LAE Ratio	(2.1)	1.6	1.1	(0.5)	0.5	(0.5)	(0.3)	—
Total Incurred Loss and LAE Ratio	30.2	40.5	38.2	33.3	36.8	27.5	35.3	32.2
Insurance Expense Ratio	51.3	44.3	44.1	46.0	48.9	43.9	47.9	46.4
Combined Ratio	81.5%	84.8%	82.3%	79.3%	85.7%	71.4%	83.2%	78.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	24.3%	28.1%	25.8%	30.7%	23.7%	28.0%	26.2%	25.9%
Insurance Expense Ratio	51.3	44.3	44.1	46.0	48.9	43.9	47.9	46.4
Underlying Combined Ratio	75.6%	72.4%	69.9%	76.7%	72.6%	71.9%	74.1%	72.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	75.6%	72.4%	69.9%	76.7%	72.6%	71.9%	74.1%	72.3%
Current Year Catastrophe Losses and LAE Ratio	8.5	8.6	10.2	0.5	8.9	0.5	8.6	4.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.5)	2.2	1.1	2.6	3.7	(0.5)	0.8	1.6
Prior Years Catastrophe Losses and LAE Ratio	(2.1)	1.6	1.1	(0.5)	0.5	(0.5)	(0.3)	—
Combined Ratio as Reported	81.5%	84.8%	82.3%	79.3%	85.7%	71.4%	83.2%	78.6%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended						Six Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Net Investment Income
Interest on Fixed Income Securities	$59.8	$60.0	$60.0	$58.4	$58.3	$59.5	$119.8	$117.8
Dividends on Equity Securities Excluding Alternative Investments	3.5	2.8	3.5	3.4	4.5	3.4	6.3	7.9
Alternative Investments:
Equity Method Limited Liability Investments	2.8	(4.3)	7.2	8.3	4.2	(0.7)	(1.5)	3.5
Fair Value Option Investments	0.1	(2.6)	(1.6)	(0.9)	1.8	0.9	(2.5)	2.7
Limited Liability Investments Included in Equity Securities	3.6	7.3	6.1	3.0	4.2	4.3	10.9	8.5
Total Alternative Investments	6.5	0.4	11.7	10.4	10.2	4.5	6.9	14.7
Short-term Investments	0.1	0.1	0.1	0.2	0.1	—	0.2	0.1
Real Estate	2.9	3.0	3.0	3.0	3.0	2.9	5.9	5.9
Loans to Policyholders	5.3	5.4	5.4	5.3	5.1	5.3	10.7	10.4
Total Investment Income	78.1	71.7	83.7	80.7	81.2	75.6	149.8	156.8
Investment Expenses:
Real Estate	2.8	2.7	2.8	2.9	2.9	2.7	5.5	5.6
Other Investment Expenses	1.6	2.0	1.5	1.9	1.6	2.3	3.6	3.9
Total Investment Expenses	4.4	4.7	4.3	4.8	4.5	5.0	9.1	9.5
Net Investment Income	$73.7	$67.0	$79.4	$75.9	$76.7	$70.6	$140.7	$147.3
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$4.3	$7.1	$6.6	$3.6	$3.9	$2.0	$11.4	$5.9
Losses on Sales	—	(0.3)	(0.4)	(0.1)	(0.5)	(0.1)	(0.3)	(0.6)
Equity Securities:
Gains on Sales	0.5	—	3.5	2.8	31.4	1.5	0.5	32.9
Losses on Sales	(0.1)	—	(0.2)	(0.7)	(0.7)	—	(0.1)	(0.7)
Real Estate:
Gains on Sales	0.9	—	—	—	—	—	0.9	—
Losses on Sales	—	—	(0.2)	—	—	—	—	—
Other Investments:
Losses on Sales	(0.1)	—	0.1	—	(0.1)	—	(0.1)	(0.1)
Trading Securities Net Gains (Losses)	0.1	—	—	(0.3)	—	—	0.1	—
Net Realized Gains on Sales of Investments	$5.6	$6.8	$9.4	$5.3	$34.0	$3.4	$12.4	$37.4
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(5.7)	$(7.8)	$(6.3)	$(1.2)	$(1.6)	$(2.4)	$(13.5)	$(4.0)
Equity Securities	(0.7)	(1.5)	(8.4)	(2.1)	(0.6)	(4.6)	(2.2)	(5.2)
Net Impairment Losses Recognized in Earnings	$(6.4)	$(9.3)	$(14.7)	$(3.3)	$(2.2)	$(7.0)	$(15.7)	$(9.2)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Jun 30, 2016		Dec 31, 2015		Dec 31, 2014
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$294.2	4.4%	$320.6	5.0%	$345.5	5.4%
States and Political Subdivisions	1,646.9	24.5	1,622.6	25.2	1,477.1	22.9
Corporate Securities:
Bonds and Notes	3,033.2	45.2	2,812.8	43.7	2,878.5	44.7
Redeemable Preferred Stocks	2.9	—	3.8	0.1	6.7	0.1
Collaterized Loan Obligations	102.2	1.5	87.3	1.4	64.4	1.0
Other Mortgage- and Asset-backed	4.9	0.1	5.2	0.1	5.4	0.1
Subtotal Fixed Maturities Reported at Fair Value	5,084.3	75.7	4,852.3	75.5	4,777.6	74.2
Equity Securities Reported at Fair Value:
Preferred Stocks	99.6	1.5	103.9	1.6	109.5	1.7
Common Stocks	49.6	0.7	36.7	0.6	133.8	2.1
Other Equity Interests:
Exchange Traded Funds	145.7	2.2	177.1	2.8	202.7	3.1
Limited Liability Companies and Limited Partnerships	214.7	3.2	205.5	3.2	186.2	2.9
Subtotal Equity Securities Reported at Fair Value	509.6	7.6	523.2	8.1	632.2	9.8
Equity Method Limited Liability Investments	182.7	2.7	190.6	3.0	184.8	2.9
Fair Value Option Investments	134.1	2.0	164.5	2.6	53.3	0.8
Short-term Investments at Cost which Approximates Fair Value	365.2	5.4	255.7	4.0	342.2	5.3
Other Investments:
Loans to Policyholders at Unpaid Principal	290.4	4.3	288.4	4.5	283.4	4.4
Real Estate at Depreciated Cost	145.2	2.2	149.8	2.3	160.9	2.5
Trading Securities at Fair Value	5.0	0.1	4.7	0.1	4.9	0.1
Other	0.2	—	0.3	—	0.4	—
Subtotal Other Investments	440.8	6.6	443.2	6.9	449.6	7.0
Total Investments	$6,716.7	100.0%	$6,429.5	100.0%	$6,439.7	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,251.3	63.9%	$3,222.5	66.4%	$3,249.3	68.0%
BBB	1,290.9	25.4	1,149.0	23.7	1,156.4	24.2
BB, B	282.2	5.6	222.4	4.6	166.7	3.5
CCC or Lower	259.9	5.1	258.4	5.3	205.2	4.3
Total Investments in Fixed Maturities	$5,084.3	100.0%	$4,852.3	100.0%	$4,777.6	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.3		6.5		6.9

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Jun 30, 2016		Dec 31, 2015		Dec 31, 2014
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,285.9	19.1%	$1,160.4	18.0%	$1,247.4	19.4%
Finance, Insurance and Real Estate	742.7	11.1	707.4	11.0	785.6	12.2
Services	390.4	5.8	374.4	5.8	305.0	4.7
Transportation, Communication and Utilities	367.1	5.5	334.4	5.2	312.9	4.9
Mining	160.3	2.4	139.7	2.2	139.7	2.2
Retail Trade	97.6	1.5	91.1	1.4	74.5	1.2
Wholesale Trade	81.4	1.2	80.6	1.3	69.7	1.1
Agriculture, Forestry and Fishing	15.6	0.2	20.6	0.3	15.3	0.2
Other	2.2	—	0.5	—	4.9	0.1
Total Fair Value of Non-governmental Fixed Maturities	$3,143.2	46.8%	$2,909.1	45.2%	$2,955.0	46.0%

	Jun 30, 2016
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas	$107.0	1.6%
Georgia	85.5	1.3
Michigan	81.1	1.2
Louisiana	80.9	1.2
Ohio	80.2	1.2
Colorado	70.1	1.0
Florida	66.3	1.0
New York	60.5	0.9
Wisconsin	60.2	0.9
Equity Securities - Other Equity Interests:
Vanguard Total Stock Market ETF	80.0	1.2
Total	$771.8	11.5%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions pre-refunded with U.S. government and government agencies obligations held in Trust at June 30, 2016.

Kemper Corporation Municipal Bond Securities (Dollars in Millions) (Unaudited)

	Jun 30, 2016
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$11.0	$25.0	$71.0	$107.0	6.5%	1.6%
Georgia	52.5	11.9	21.1	85.5	5.2	1.3
Michigan	39.8	—	41.3	81.1	4.9	1.2
Louisiana	42.7	8.7	29.5	80.9	4.9	1.2
Ohio	41.9	5.2	33.1	80.2	4.9	1.2
Colorado	—	16.2	53.9	70.1	4.3	1.0
Florida	51.1	0.3	14.9	66.3	4.0	1.0
New York	6.7	2.8	51.0	60.5	3.7	0.9
Wisconsin	51.3	7.5	1.4	60.2	3.7	0.9
Washington	17.9	0.3	37.1	55.3	3.4	0.8
Arkansas	52.2	—	—	52.2	3.2	0.8
North Carolina	18.1	3.3	24.5	45.9	2.8	0.7
Massachusetts	2.8	2.7	34.7	40.2	2.4	0.6
Minnesota	27.0	0.4	10.9	38.3	2.3	0.6
Nevada	29.7	7.4	—	37.1	2.3	0.6
Virginia	—	20.8	13.7	34.5	2.1	0.5
Indiana	—	—	33.6	33.6	2.0	0.5
Utah	17.3	1.6	14.6	33.5	2.0	0.5
Oregon	29.8	—	3.7	33.5	2.0	0.5
California	0.3	—	32.4	32.7	2.0	0.5
Connecticut	26.4	—	5.2	31.6	1.9	0.5
Mississippi	30.1	—	0.5	30.6	1.9	0.5
Maryland	2.9	22.3	3.9	29.1	1.8	0.4
Delaware	17.7	—	10.5	28.2	1.7	0.4
South Carolina	20.9	3.2	2.5	26.6	1.6	0.4
Tennessee	8.3	8.0	10.0	26.3	1.6	0.4
New Jersey	—	5.5	20.7	26.2	1.6	0.4
Pennsylvania	12.0	2.8	11.2	26.0	1.6	0.4
Arizona	—	0.8	23.8	24.6	1.5	0.4
Missouri	—	—	20.6	20.6	1.3	0.3
Rhode Island	5.2	—	14.4	19.6	1.2	0.3
Idaho	—	11.1	8.3	19.4	1.2	0.3
Alabama	10.2	—	9.1	19.3	1.2	0.3
New Mexico	—	—	19.1	19.1	1.2	0.3
District of Columbia	—	5.3	13.0	18.3	1.1	0.3
Illinois	—	2.6	15.6	18.2	1.1	0.3
Kentucky	—	1.1	17.0	18.1	1.1	0.3
Iowa	—	—	17.8	17.8	1.1	0.3
Hawaii	16.6	—	—	16.6	1.0	0.2
All Other States	11.4	10.4	60.3	82.1	5.0	1.2
Total (1)	$653.8	$187.2	$805.9	$1,646.9	100.0%	24.5%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Jun 30, 2016	Jun 30, 2016	Dec 31, 2015
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Distressed Debt	$—	$69.4	$90.5
Mezzanine Debt	55.1	54.7	38.8
Secondary Transactions	20.1	34.3	38.5
Senior Debt	0.5	11.2	10.8
Growth Equity	—	4.8	4.8
Leveraged Buyout	0.1	3.4	2.8
Other	—	4.9	4.4
Total Equity Method Limited Liability Investments	75.8	182.7	190.6
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	59.9	95.4	83.8
Senior Debt	24.6	37.0	37.9
Distressed Debt	5.7	18.8	18.9
Secondary Transactions	9.8	11.9	14.2
Hedge Fund	—	—	—
Leveraged Buyout	1.0	7.2	5.9
Other	1.0	44.4	44.8
Total Reported as Other Equity Interests at Fair Value	102.0	214.7	205.5
Reported as Fair Value Option Investments:
Hedge Funds	—	134.1	164.5
Total Investments in Limited Liability Companies and Limited Partnerships	$177.8	$531.5	$560.6

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Net Impairment Losses Recognized in Earnings related to investments;
3) Loss from Early Extinguishment of Debt; and
4) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations.
The Company believes that Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Consolidated Net Operating Income (Loss)	$4.6	$(0.6)	$4.8	$36.6	$6.7	$21.8	$4.0	$28.5
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	3.7	4.4	6.1	3.5	22.1	2.2	8.1	24.3
Net Impairment Losses Recognized in Earnings	(4.2)	(6.0)	(9.6)	(2.1)	(1.4)	(4.6)	(10.2)	(6.0)
Loss from Early Extinguishment of Debt	—	—	—	—	—	(5.9)	—	(5.9)
Income (Loss) from Continuing Operations	$4.1	$(2.2)	$1.3	$38.0	$27.4	$13.5	$1.9	$40.9

Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income (Loss) by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted Share‐basic.

A reconciliation of Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic to Income (Loss) from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended						Six Months Ended
(Unaudited)	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Jun 30, 2016	Jun 30, 2015
Consolidated Net Operating Income (Loss) Per Unrestricted Share	$0.09	$(0.01)	$0.09	$0.70	$0.13	$0.42	$0.08	$0.55
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.07	0.09	0.12	0.07	0.43	0.04	0.16	0.47
Net Impairment Losses Recognized in Earnings	(0.08)	(0.12)	(0.18)	(0.04)	(0.03)	(0.09)	(0.20)	(0.12)
Loss from Early Extinguishment of Debt	—	—	—	—	—	(0.11)	—	(0.11)
Income (Loss) from Continuing Operations Per Unrestricted Share	$0.08	$(0.04)	$0.03	$0.73	$0.53	$0.26	$0.04	$0.79

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense (including write-off of long-lived asset) Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense (including write-off of long-lived asset) Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.